EXHIBIT 99.1


  CERTIFICATION OF KENNETH A. SHEWER, CHIEF EXECUTIVE OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         I, Kenneth A. Shewer, the Chief Executive Officer of Kenmar Advisory Corp., as Managing Owner of Kenmar Global Trust, certify that (i) the Form 10-Q for the Quarterly Period Ended March 31, 2003 of Kenmar Global Trust fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the Quarterly Period Ended March 31, 2003 of Kenmar Global Trust fairly presents, in all material respects, the financial condition and results of operations of Kenmar Global Trust.



                                        By: /s/ Kenneth A. Shewer
                                            ------------------------------------
                                            Kenneth A. Shewer
                                            Chief Executive Officer
                                            May 14, 2003